UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2025

CISO GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41227	83-4210278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6900 E. Camelback Road, Suite 900

Scottsdale, Arizona 85251

(Address of Principal Executive Offices)

(480) 389-3444

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (par value $0.00001 per share)	CISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by CISO Global Inc. (the “Company”), to amend the Company’s Current Report on Form 8-K previously filed with the U.S. Securities and Exchange Commission on January 14, 2025 (the “Original Report”), solely to correct the name of the Company and the title of the person signing the Original Report. Except as described above, this Amendment does not amend, update or modify any other information in the Original Report.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 10, 2025, CISO Global Inc. (the “Company”) received a notification letter from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, since the Company has not yet held an annual meeting of shareholders within twelve months of the end of its December 31, 2023 fiscal year, it is out of compliance with the Nasdaq rules for continued listing (Listing Rules 5620(a) and 5810(c)(2)(G)). The notification letter has no immediate effect on the listing of the Company’s securities on the Nasdaq Capital Market.

Under the applicable Nasdaq rules, the Company now has 45 calendar days to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the Company’s most recent fiscal year end, or until June 30, 2025, to regain compliance.

The Company expects to file a definitive proxy statement in the coming weeks for an annual meeting to be held in March 2025 to regain compliance with the applicable Nasdaq Listing Rules.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors and Resignation of Previous Directors

As previously disclosed on the Information Statement on Schedule 14f-1, dated December 16, 2024, the Board of Directors (the “Board”) of the Company appointed Phillip Balatsos, Mohsen (Michael) Khorassani and Andrew Hancox as new members of the Board (the “Appointment”) pursuant to the Securities Purchase Agreement the Company entered with certain investors, dated December 10, 2024 (the “Purchase Agreement”). Messrs. Balatsos, Khorassani, and Hancox are the “Investor Board Member Nominees” (as such term is used in the Purchase Agreement) the Company is required to appoint.

Simultaneously and in connection with the Appointment, the Board accepted the resignation letters previously tendered by existing members of the Board, Debra Smith, Robert C. Oakes, Reid S. Holbrook, Brett Chugg and Ernest M. (Kiki) VanDeWeghe (the “Resignation”).

The Appointment and the Resignation both became effective on January 8, 2025, upon the satisfaction of both (a) the regulatory filing and mailing of the Information Statement pursuant to Securities and Exchange Act Section 14(f) and Rule 14f-1 (the mailing occurred on December 18, 2024), and (b) the portion of each Investor’s Subscription Amount (as defined in the Purchase Agreement) equal to an aggregate of $4 million in gross proceeds being paid to the Company pursuant to Section 2.04 of the Purchase Agreement (this milestone occurred on January 8, 2025).

Messrs. Balatsos, Khorassani, and Hancox have not yet been appointed to any of the Board’s committees.

Phillip Balatsos, 47, Director

Phillip Balatsos is a seasoned Senior FX sales and trading executive with over two decades of experience in the financial sector. As Vice President at XP Investments US LLC, he has significantly expanded the firm’s presence in North America and Europe, achieving a 300% increase in FX revenue. Previously, Phillip was Director at Barclays Capital, where he managed high-value institutional relationships and led joint ventures that boosted annual revenues by millions. He began his career at Credit Suisse, rapidly advancing to Vice President supporting hedge fund sales. His entrepreneurial ventures include owning Thomas-Mackey Veterinarian Service, SeaPath Advisory LLC, and TwoMacks Properties LLC, which demonstrate his diverse expertise. He also served on the Board of Directors for Sadot Group Inc., contributing to the company’s strategic growth. Phillip holds a Bachelor of Science in Business Administration from Skidmore College and has received leadership recognition in various roles.

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Mohsen (Michael) Khorassani, 58, Director

Mohsen (Michael) Khorassani, serves as founder and CEO of Orion 4, a corporate advisory firm, since March of 2019 where he has served as capital markets, business development and marketing advisor for many public and private companies. Before founding Orion, he spent nineteen years at Oppenheimer Private Client Division as Director of Investments focused on building and developing a successful wealth management practice. He was responsible for advising both high net-worth and institutional clients. Prior to joining Oppenheimer, he served as a Vice President at Oscar Gruss & Son, an institutional NYSE member firm where he was responsible for helping build the firm’s retail division. His responsibilities included recruiting advisors, managing teams, and sales and trading. Prior to Oscar Gruss and Son, he spent four years at Gruntal and Co. as V.P of Investments. He started his financial services career at Lehman Brothers two years earlier. Mr. Khorassani has demonstrated extensive understanding of the capital markets over his thirty years of Wall Street experience and brings with him a wealth of knowledge and deep bench of personal relationships.

Andrew Hancox, 53, Director

Andrew Hancox is a seasoned operating executive and investor with a strong entrepreneurial background, specializing in strategy, operations, and finance. As the Founder and Managing Member of Block 8 Ventures, he has successfully invested in over 25 blockchain projects and provided strategic consulting to high-growth companies. Previously, he co-founded Katapult (NASDAQ: KPLTW) and served as COO, raising over $250M in capital and expanding the team to 100+ members. Andrew’s experience includes a role as an analyst at Permian Investment Partners, where he evaluated and recommended equity investments, and as the Co-Founder and CEO of Anderson Audio Visual, growing the company to $40M in sales. His educational background includes studies in Law and Mathematics from Victoria University (New Zealand) and a Private Equity and Investment Banking Program from the Institute of Banking and Finance (New York). Andrew is also a lead mentor at Entrepreneurs Roundtable Accelerator and Parallel 18, an accomplished skier, marathon runner, and avid traveler, having visited 107 countries. Originally from New Zealand, he currently splits his time between New York, NY and San Juan, PR.

The Board believes that Messrs. Balatsos, Khorassani, and Hancox’s solid experience in the financial sector, business development and marketing operations make them ideally qualified to help lead the Company towards continued growth and success.

Family Relationships

None of Messrs. Balatsos, Khorassani, and Hancox has a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to any of Messrs. Balatsos, Khorassani, and Hancox reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

The compensation of Messrs. Balatsos, Khorassani, and Hancox for serving as directors has not yet been determined.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

CISO GLOBAL, INC.

Date:	January 16, 2025	By:	/s/ David G. Jemmett
David G. Jemmett
Chief Executive Officer

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